UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023 (December 15, 2023)

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LIVENT CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-38694	82-4699376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-5900

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Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTHM	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, in connection with the Transaction Agreement, dated as of May 10, 2023 (the “Transaction Agreement”), by and among Livent Corporation, a Delaware corporation (“Livent”), Allkem Limited, an Australian public company limited by shares (“Allkem”), and Arcadium Lithium plc, a public limited company incorporated under the laws of the Bailiwick of Jersey (“Arcadium”), and subsequently joined by Lightning-A Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Arcadium Lithium Intermediate IRL Limited, a private company limited by shares and incorporated and registered in Ireland, and subsequently amended by that certain Amendment to Transaction Agreement, dated as of August 2, 2023, by and between Livent and Allkem and that certain Second Amendment to Transaction Agreement, dated as of November 5, 2023 by and between Livent and Allkem, Livent and Allkem had previously nominated the following to be members of the board of directors of Arcadium as of the effective time (the “Effective Time”) of the merger of Merger Sub with and into Livent with Livent surviving the merger as a wholly owned subsidiary of Arcadium: (i) Michael F. Barry, (ii) Peter Coleman, (iii) Alan Fitzpatrick, (iv) Paul W. Graves, (v) Florencia Heredia, (vi) Leanne Heywood, (vii) Christina Lampe-Önnerud, (viii) Pablo Marcet, (ix) Steven T. Merkt, (x) Robert C. Pallash, (xi) Fernando Oris de Roa and (xii) John Turner ((i)-(xii) collectively, the “New Arcadium Board”).

On December 15, 2023, the current board of directors of Arcadium (the “Current Arcadium Board”) appointed each of the members of the New Arcadium Board as directors of Arcadium effective upon the Effective Time and subject to the closing of the transactions contemplated by the Transaction Agreement (the “Closing”). In connection therewith, the Current Arcadium Board also appointed the members of the New Arcadium Board to Arcadium’s Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Sustainability Committee as set forth below, in each case effective as of the Effective Time and subject to the Closing:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Sustainability Committee
Leanne Heywood (Chair) Fernando Oris de Roa Michael F. Barry Steven T. Merkt	John Turner (Chair) Fernando Oris de Roa Pablo Marcet Michael F. Barry	Steven T. Merkt (Chair) Robert C. Pallash Christina Lampe-Önnerud Peter Coleman Florencia Heredia Alan Fitzpatrick	Robert C. Pallash (Chair) Christina Lampe-Önnerud Pablo Marcet Alan Fitzpatrick Florencia Heredia Leanne Heywood

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVENT CORPORATION

By:	/s/ Gilberto Antoniazzi
	Name:	Gilberto Antoniazzi
	Title:	Vice President and Chief Financial Officer

Dated: December 20, 2023